Exhibit 99.1
GUILD HOLDINGS COMPANY STRATEGICALLY EXPANDS INTO
NORTHEAST WITH ACQUISITION OF RESIDENTIAL MORTGAGE SERVICES HOLDINGS

SAN DIEGO, California May 11, 2021 – Guild Holdings Company (“Guild” or the “Company”) (NYSE: GHLD), a growth-oriented mortgage company that employs a relationship-based loan sourcing strategy to execute on its mission of delivering the promise of homeownership, and Residential Mortgage Services Holdings, Inc. (“RMS”) today announced the signing of a definitive merger agreement under which Guild will acquire RMS. Guild expects the transaction to be accretive to 2021 earnings per share and to close in the third quarter of 2021, subject to regulatory approvals and other customary closing conditions.

The addition of RMS, a fast growing retail originator focused in the Northeast, will extend Guild’s presence into new geographies and create growth opportunities as Guild continues to build market share across the United States. With RMS’ strength in the retail, purchase market, Guild will leverage its core competencies to drive near and long-term growth. Based on 2020 loan originations, the combined company would have been the seventh largest non-bank retail lender in the country1.

“We have a history of growing through targeted acquisitions, and the transaction with RMS supports our strategy to expand into the Northeast,” said Mary Ann McGarry, Chief Executive Officer of Guild. “Our close cultural alignment and commitment to strong values across both organizations, combined with a retail and purchase market focus provide us with confidence that this acquisition will contribute to our ongoing success. With both teams dedicated to providing exceptional customer service, and the many synergies between our products, sales tools, and servicing teams, this is a natural fit. We expect the combination will result in an even stronger platform that will continue to deliver profitable sustained growth, as we create long-term value for all our stakeholders. We look forward to welcoming RMS to the Guild team.”

Founded in 1991, RMS has 70 offices across 14 New England and Mid-Atlantic states. The RMS management team averages more than 30 years of industry experience and like Guild, specializes in conventional and government lending. In 2020, RMS generated $8.5 billion of loan originations, achieving a compounded annual growth rate of 26% since 2010. Over the last 11 years, RMS averaged 70% purchase originations, which is 23% higher than the market average1.

“We are excited to join forces with Guild Mortgage to drive continued growth for our respective stakeholders,” said Jim Seely, President and CEO of RMS. “Guild and RMS share a similar entrepreneurial culture – one that places a high value on market expertise, efficiency and productivity. This transaction is a natural next step to build on our success and take our business to the next level by partnering with a national powerhouse in the residential mortgage market. Leveraging Guild’s technology, in-house servicing platform and enhanced access to the capital markets will enable us to further expand our value to our customers, provide new opportunities for our employees and continue growing our market share in the Northeast.”

Transaction Highlights:
•Complementary geographic footprint: RMS’ existing footprint in the Northeast will provide Guild with immediate access to valuable new geographies and a strong baseline from which Guild can further grow its brand.
•Retail and purchase focused strategies: Guild and RMS have generated 22% and 23%, more purchase mix than the broader market since 20101, respectively, positioning Guild to continue generating durable volume and margins post close. Similarity in strategy and a client-centric approach will allow Guild to provide clients with a consistent experience across the United States and efficiently integrate RMS.
•Financially compelling: Guild expects the transaction to be accretive to 2021 earnings per share. With this transaction, Guild continues to execute on its successful long-term growth strategy by acquiring a strong foothold in the Northeast that enhances the Company’s near and long-term growth profile.
•Attractive return on capital: Accretive opportunity to invest a large portion of excess cash generated by historic levels of growth in the past year.
•Continuation of Guild’s proven and disciplined acquisition strategy: Guild has a proven track record of growing through a combination of targeted acquisitions and organic growth. This transaction marks the Company’s seventh successful acquisition since 2008. Similar to previous transactions, Guild expects to work with RMS to enhance gain-on-sale margins and realize select expense synergies.
•Leverages in-house technology and servicing platform: Guild’s internally-developed technology and servicing expertise will position RMS to capture additional repeat business and build clients for life.

Under the terms of the merger agreement, the purchase price is estimated to be $196.7 million based on March 31, 2021 tangible book value, representing 3.25x estimated 2021 earnings. The final purchase price will be determined by the June 1, 2021 tangible book value, subject to certain transaction related adjustments. RMS will also receive a three-year earnout. The initial consideration will be predominantly cash with key members of the RMS management team receiving a meaningful portion of their consideration in stock.

Following the transaction, the RMS management team will continue to manage the business.

Wells Fargo Securities, LLC served as lead financial advisor and STRATMOR Group served as financial advisor to Guild. Mayer Brown LLP served as legal counsel to Guild.

Houlihan Lokey served as financial advisor to RMS. Winston & Strawn LLP served as legal counsel to RMS. Buckley LLP served as regulatory counsel to RMS.

Webcast and Conference call
The Company will host a webcast and conference call on Tuesday, May 11, 2021 at 8:00 am ET to discuss the Company’s results for the first quarter ended March 31, 2021.

The conference call will be available on the Company's website at https://ir.guildmortgage.com/. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register. The conference call can also be accessed by the following dial-in information:

•    1-855-327-6837 (Domestic)
•    1-631-891-4304 (International)

Replay
A replay of the call will be available on the Company's website approximately two hours after the live call through May 25, 2021 on the investors section of the Company's website at https://ir.guildmortgage.com/. The replay is also available by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (international). The replay pin number is 10014469.

1 Source: Inside Mortgage Finance Publications, Inc. Copyright © 2021. Used with permission.

About Guild Holdings Company
Guild Holdings Company (NYSE: GHLD) is a growth-oriented mortgage company headquartered in San Diego, California. Guild leverages a relationship-based loan sourcing strategy to execute on its mission of delivering the promise of homeownership in neighborhoods and communities across the United States. Guild’s business model is centered on providing a personalized mortgage-borrowing experience, collaborating with clients to provide the services and products best-suited to their needs and preferences from the first contact and through every step of the loan origination and servicing process. Guild was established in 1960 and is one of the longest-operating seller-servicers in the U.S.

About RMS
Residential Mortgage Services, headquartered in South Portland, Maine, was founded in 1991. Currently, RMS employs more than 850 employees companywide, with approximately 250 loan officers and is a licensed lender in 23 states and the District of Columbia. RMS offers a wide range of mortgage products including conventional purchase and refinance home loans, as well as VA, FHA, USDA-RD and many state-sponsored loan programs.

Forward-Looking Statements
This press release contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements include, but are not limited to, the risk factors set forth under Item IA. – Risk Factors and all other disclosures appearing in Guild’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other documents Guild files from time to time with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read together with the cautionary statements included in this press release. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Guild Mortgage Investor Relations:
investors@guildmortgage.net
858-956-5130

Guild Mortgage Media:
Ryan Hall
Nuffer, Smith, Tucker Public Relations
rch@nstpr.com
Cell: 949-280-4704
Office: 619-296-0791
4